Defined Contribution Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Defined Contribution Plan

14. Defined Contribution Plan

The Company maintains a 401(k) Plan (the “401(k) Plan”) for the benefit of eligible employees. The 401(k) Plan is a defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, that covers all employees who meet defined minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. Pursuant to the terms of the 401(k) Plan, the Company is required to make non-elective contributions of 3% of eligible participants’ compensation. For the years ended December 31, 2022 and 2021, the Company contributed $0.8 million and $0.6 million, respectively, to the 401(k) Plan.